SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

Deutsche European Equity Fund

The fund has not yet commenced operations. The fund expects to commence operations on or about November 11, 2014. The fund will not be publicly available for purchase until on or about December 1, 2014.

Please Retain This Supplement for Future Reference

November 7, 2014 PROSTKR‐456